UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2007

TREX COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14649	54-1910453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Exeter Drive Winchester, Virginia	22603-8605
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 542-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Effective December 21, 2007, Trex Company, Inc. (the “Company”) entered into amendments to the Company’s Reimbursement and Credit Agreement, dated as of December 1, 2004, between the Company and JPMorgan Chase Bank, N.A., as Issuing Bank and Administrative Agent (as previously amended, the “JPMorgan Agreement”), and the Company’s Credit Agreement, dated as of June 19, 2002, by and between the Company and Branch Banking and Trust Company (as previously amended, the “BB&T Agreement” and, together with the JPMorgan Agreement, the “Agreements”). Among other things the amendments amended the following financial covenants the Company is required to observe under the Agreements, so that:

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the Company’s ratio of consolidated senior debt to consolidated EBITDA (as defined for purposes of the Agreements) may not be greater than (a) 9.0 to 1 for the period commencing October 1, 2007 to and including December 31, 2007, (b) 11.0 to 1 for the period commencing on January 1, 2008 to and including March 31, 2008, and (c) thereafter (A) 2.5 to 1 for any measurement period ending June 30 or September 30, and (B) 3.0 to 1 for any measurement period ending December 31 or March 31; and

•

the Company’s ratio of consolidated EBITDA to fixed charges (as defined for purposes of the Agreements) may not be less than (a) 1.0 to 1 for any measurement period through March 31, 2008, and (b) 1.4 to 1 for any measurement period thereafter.

The amendments also increased the highest potential interest rate margin on credit facility loans by 75 basis points (or up to 3.75% in the case of real estate term loans and 3.5% in the case of revolving loans) for so long as the Company’s ratio of consolidated senior debt to consolidated EBITDA is equal to or greater than 4.0 to 1.

The foregoing description of the amendments is qualified by reference to the text of the amendments, which are filed as Exhibits 10.1 and 10.2 to this report and incorporated in this Item 1.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Trex Company, Inc. herewith files the following exhibits:

Exhibit Number	Description of Exhibit

10.1	Tenth Amendment to Credit Agreement, dated as of December 21, 2007, by and between Trex Company, Inc. and Branch Banking and Trust Company.

10.2	Sixth Amendment to Reimbursement and Credit Agreement, dated as of December 21, 2007, between Trex Company, Inc. and JPMorgan Chase Bank, N.A., as Issuing Bank and Administrative Agent.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX COMPANY, INC.

Date: December 21, 2007	/s/ William R. Gupp
William R. Gupp
Vice President and General Counsel

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Tenth Amendment to Credit Agreement, dated as of December 21, 2007, by and between Trex Company, Inc. and Branch Banking and Trust Company.

10.2	Sixth Amendment to Reimbursement and Credit Agreement, dated as of December 21, 2007, between Trex Company, Inc. and JPMorgan Chase Bank, N.A., as Issuing Bank and Administrative Agent.

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